                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

         In connection with the accompanying Annual Report of Summit Environmental Corporation, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2002 (the "Report"), I, B. Keith Parker, Chief Executive Officer of the Company, hereby certify that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.Section78m orSection78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 15, 2003
                                            /s/ B. Keith Parker
                                            -------------------
                                            B. Keith Parker
                                            Chairman and Chief Executive Officer

         The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section1350) and is not being filed as part of the Form 10-K or as a separate disclosure document.